POWER OF ATTORNEY

The undersigned officer or Board member of the Funds listed on Attachment A hereby constitutes and appoints James Bitetto, Deirdre Cunnane, Sarah S. Kelleher, Jeff Prusnofsky, Amanda C. Quinn and Peter M. Sullivan, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing), to sign the Fund's Registration Statement on Form N-1A (and any and all amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Effective September 16, 2021, this document hereby revokes in its entirety any Power of Attorney executed by the undersigned with regard to the same subject matter.

Except as otherwise specifically provided herein, this Power of Attorney shall not in any manner revoke in whole or in part any power of attorney that the persons whose signatures appear below previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that the persons whose signatures appear below may execute, unless such subsequent power specifically provides that it revokes this Power of Attorney by referring to the date of execution of this document or specifically states that the instrument is intended to revoke all prior powers of attorney.

This Power of Attorney shall remain in full force and effect until either properly revoked in writing or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Bank of New York Mellon Corporation or one of its affiliates.

/s/ David J. DiPetrillo
____________________                                       September 24, 2021
David DiPetrillo
President (Principal Executive Officer)




























/s/ James Windels                                          September 22, 2021
_____________________
James Windels
Treasurer (Principal Financial and
Accounting Officer)

/s/ Joseph S. DiMartino
____________________                                       September 22, 2021
Joseph S. DiMartino
Chairman of the Board


















































/s/ Francine J. Bovich                                     September 22, 2021
____________________
Francine J. Bovich
Board Member


/s/ Andrew J. Donohue                                      September 23, 2021
____________________
Andrew J. Donohue
Board Member

/s/ Kenneth A. Himmel
____________________                                       September 24, 2021
Kenneth A. Himmel
Board Member

/s/ Stephen J. Lockwood                                    September 22, 2021
____________________
Stephen J. Lockwood
Board Member

/s/ Bradley J. Skapyak                                     September 22, 2021
____________________
Bradley J. Skapyak
Board Member

/s/ Roslyn M. Watson
____________________                                       September 24, 2021
Roslyn M. Watson
Board Member

/s/ Benaree Pratt Wiley                                    September 22, 2021
____________________
Benaree Pratt Wiley
Board Member




















































































                                              ATTACHMENT A

                                     BNY Mellon Investment Funds I
                             -BNY Mellon Diversified Emerging Markets Fund
                                  -BNY Mellon Global Fixed Income Fund
                                 -BNY Mellon International Equity Fund
                                   -BNY Mellon Small Cap Growth Fund
                                    -BNY Mellon Small Cap Value Fund
                                 -BNY Mellon Small/Mid Cap Growth Fund
                            -BNY Mellon Tax Sensitive Total Return Bond Fund
                                  BNY Mellon Investment Funds II, Inc.
                          -BNY Mellon Alternative Diversifier Strategies Fund
                                -BNY Mellon Global Emerging Markets Fund
                              -BNY Mellon Yield Enhancement Strategy Fund
                                    BNY Mellon Investment Funds III
                                     -BNY Mellon Equity Income Fund
                                 -BNY Mellon Global Equity Income Fund
                                      -BNY Mellon High Yield Fund
                                  -BNY Mellon International Bond Fund
                                  BNY Mellon Investment Funds IV, Inc.
                                   -BNY Mellon Bond Market Index Fund
                                 -BNY Mellon Floating Rate Income Fund
                           -BNY Mellon Institutional S&P 500 Stock Index Fund
                                  -BNY Mellon Tax Managed Growth Fund